Execution Version

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this "**Agreement**") is made as of May 1, 2026 (the "**Effective Date**") by and between SKK HOLDINGS LIMITED, an exempted company incorporated in the Cayman Islands (the "**Company**"), RANTIZO, INC., a Delaware limited liability company (the "**Purchaser**") and the persons set forth in Schedule A hereto (collectively, the "**Shareholders**" and each a "**Shareholder**").

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and the Purchaser are entering into an asset purchase agreement (the "**Asset Purchase Agreement**");

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and the Purchaser are entering into a registration rights agreement (the "**Registration Rights Agreement**"); and

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, the parties to this Agreement hereby agree as follows;

1. **Sale of Securities.** Subject to the terms and conditions set forth in this Agreement, effective as of the Effective Date, for good and valuable consideration, the Shareholders agree to sell to the Purchaser, and the Purchaser desires to purchase from the Shareholders an aggregate of 1,085,264 Class B ordinary shares, par value $0.0025 per share, of the Company (the "**Class B Shares**" or the "**Securities**) owned by the Shareholders as set forth on Schedule A hereto for an aggregate purchase price of $8,000,000 (the "**Cash Consideration**").

2. **Definitions**. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 2.

"**Company Counsel**" means TroyGould.

"**DTC**" means the Depository Trust Company.

"**Exchange Act**" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

"**Person**" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

"**Proceeding**" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

"**Nasdaq**" means the Nasdaq Capital Market.

"**Required Approvals**" has the meaning set forth in Section 5(e).

"**SEC Reports**" means the reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (and all exhibits thereto and documents incorporated by reference therein), for the two years preceding the date of this Agreement (or such shorter period as the Company was required by law or regulation to file such material).

"**Securities Act**" means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

"**Subsidiaries**" has the meaning set forth in Section 5(a).

"**Transaction Documents**" means this Agreement and the schedules and exhibits attached hereto, and any other documents or agreements explicitly contemplated hereunder.

3. **Closing and Delivery.**

(a) Closing. The closing ("**Closing**") of the transactions contemplated hereby shall occur simultaneously with, and shall be contingent upon, the closing of the transactions contemplated by the Asset Purchase Agreement (such date, the "**Closing Date**"), or at such other time and place as the Company and the Purchaser mutually agree upon.

(b) Delivery. At the Closing, the Shareholders shall deliver or cause to be delivered to the Purchaser an instrument of transfer in the form attached hereto as Exhibit A (the "**Instrument of Transfer**"), and the Purchaser shall deliver to the Shareholders the Cash Consideration. The Company will deliver to Purchaser at the Closing, evidence from the transfer agent of the transfer to Purchaser of the Securities on and as of the Closing Date.

4. **Shareholder Representations**. Each Shareholder hereby, severally and not jointly and severally, represents and warrants to Purchaser as follows:

(a) Each Shareholder is the beneficial owner of the Securities of the Company as set forth on Schedule A hereto, which in the aggregate represent all of the issued and outstanding Class B Shares.

(b) Shareholder has the right, power and authority to enter into and perform its obligations under this Agreement and the other agreements provided for herein to which it is a party, including the Instrument of Transfer (the "**Shareholder Ancillary Agreements**") and to consummate the transactions contemplated hereby and thereby. This Agreement and the Shareholder Ancillary Agreements to which Shareholder is a party have been or will be by the Effective Date duly executed and delivered by Shareholder. The execution, delivery and performance of this Agreement and the Shareholder Ancillary Agreements to which Shareholder is a party have been duly and validly approved and authorized by all necessary corporate action on the part of any Shareholder that is a company, and no further action is required on the part of the Shareholder to authorize this Agreement and Shareholder Ancillary Agreements to which it is a party and the transactions contemplated hereby and thereby.

(c) No filing with, authorization from or consent or approval of any governmental body, agency, official or authority is necessary or required to be made or obtained to enable

Shareholder to enter into, and to perform its obligations under, this Agreement and the Shareholder Ancillary Agreements or the consummation of the transactions contemplated hereby and thereby.

(d) Assuming the due authorization, execution and delivery by the other parties thereto, this Agreement and the Shareholder Ancillary Agreements to which Shareholder is party are valid and binding obligations of Shareholder, enforceable against it in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium, or other similar Laws affecting the rights of creditors generally, (ii) rules of Law governing specific performance, injunctive relief and other equitable remedies, and (iii) general principles of equity and public policy.

(e) Neither the execution and delivery of this Agreement or the Shareholder Ancillary Agreements, nor the consummation of the transactions contemplated hereby or thereby, will conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach or violation of (i) any instrument, contract or agreement to which Shareholder is a party or by which it is bound, or (ii) any federal, state, local or foreign Law applicable to Shareholder or its assets or properties.

(f) Shareholder has good and marketable title to the Securities registered in its name in the register of members of the Company and is the true and lawful owners of the Securities as set forth on Schedule A and has the right to sell and transfer to Seller good and marketable title to such Securities, free and clear of any and all liens, pledges, mortgages, charges, options, debts, or other encumbrances of any character whatsoever. The entry in the register of members of the Company of Seller as the registered owner of the Securities will be prima facie evidence that the Seller is the registered owner of the Securities.

(g) Shareholder is not a party to or threatened with, any Proceedings which affect or may affect Shareholder's right or ability to perform this Agreement in accordance with its terms.

(h) Shareholder is not offering the Securities to Purchaser hereunder by any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar, or any other "general advertisement" or "general solicitation" within the meaning of Rule 502(c) under the Securities Act.

5. **Company Representations**. Article 3 of the Asset Purchase Agreement shall apply, *mutatis mutandis*, to this Agreement.

6. **Purchaser Representations.** In connection with the receipt of the Securities pursuant to this Agreement, Purchaser represents, warrants, agrees and acknowledges to the Company the following:

(a) The Purchaser has all requisite power to execute and deliver this Agreement, to purchase the Securities hereunder, and to carry out and perform its obligations under the terms of this Agreement.

(b) The execution, delivery, and performance of this Agreement by the Purchaser has been duly authorized by all requisite action on the part of the Purchaser, and this Agreement

constitutes the legal, valid, and binding obligation of the Purchaser enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c) The execution, delivery and performance by Purchaser of this Agreement do not and will not contravene or constitute a default under, or violation of, or be subject to penalties under, (i) the organization documents of the Purchaser, (ii) any agreement (or require the consent of any party under any such agreement that has not been made or obtained) to which Purchaser is a party, or (iii) to the knowledge of the Purchaser, any judgment, injunction, order, decree or other instrument binding upon Purchaser.

(d) Purchaser acknowledges and affirms that it has conducted and completed its own investigation, analysis and evaluation related to the Company and investment in the Securities. Purchaser has had full access to, and a full opportunity to review, all the information it considers necessary or appropriate to make an informed investment decision with respect to the Securities, including financial information. Purchaser has been offered the opportunity to ask questions of the Company and received answers thereto as Purchaser deems necessary in connection with the decision to purchase the Securities. Purchaser has conducted its own assessment and has satisfied itself concerning the relevant tax and other economic considerations relevant to the investment in the Securities.

(e) Purchaser is acquiring the Securities hereunder for its own account or for an account over which the Purchaser exercises sole discretion for another qualified institutional buyer or institutional accredited investor. Purchaser is acquiring the Securities hereunder for investment purposes only and not with a view to any public distribution thereof or with any intention of selling, distributing or otherwise disposing of the Securities in a manner that would violate the registration requirements of the Securities Act. The Purchaser is able to fend for itself in the transactions contemplated herein; is able to bear the economic risk of holding the Securities for an indefinite period (including total loss of its investment); and has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risk of its investment.

(f) Purchaser understands that the Securities have not been registered under the Securities Act or any other applicable securities laws by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

(g) Purchaser understands that the Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Securities indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Unless so registered, the Securities may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities laws, pursuant to any exemption therefrom or in a transaction not subject thereto.

(h) Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(i) No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of Purchaser.

7. **Other Agreements of the Parties**.

(a) Transfer Restrictions.

(i) Legends. It is understood that, except as provided below, book-entry notations evidencing the Securities may bear the following or any similar legend:

> THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTIONS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE SECURITIES LAWS OF OTHER STATES AND JURISDICTIONS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT.

If required by the authorities of any state in connection with the issuance and sale of the Securities, the legend required by such state authority.

(ii) Removal of Legends. The legend set forth in Section 7(a)(i) above shall be removed and the Company shall issue a book-entry notation (or certificate, as applicable) to such holder or issue to such holder by electronic delivery at the applicable balance account at the DTC, upon the earlier to occur of (i) such Securities are registered for resale under the Securities Act and Purchaser has provided to the Company representations of itself and, if applicable, its broker reasonably satisfactory to its counsel and transfer agent that such Shares may be delegended , (ii) such Securities are sold or transferred pursuant to Rule 144 of the Securities Act (“**Rule 144**”), or (iii) such Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Securities and without volume or manner-of-sale restrictions. Following the earlier of (i) the Registration Effective Date (as defined below) and (ii) Rule 144 becoming available for the resale of the Securities, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Securities and without volume or manner-of-sale restrictions (and provided that Purchaser has provided to the Company representations of

itself and, if applicable, its broker reasonably satisfactory to its counsel and transfer agent that such Shares may be delegended), the Company shall cause Company Counsel or any subsequent counsel to issue a legal opinion to the transfer agent or the Purchaser promptly if required by the transfer agent to effect the removal of the legend hereunder. For the avoidance of doubt, the removal of such legends pursuant to the previous sentence shall not be conditioned upon the sale, transfer or disposition of the Securities by the Purchaser. Any fees (with respect to the transfer agent, Company Counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Company. Following the Registration Effective Date, or at such earlier time as a legend is no longer required for the Purchaser Shares (and provided that Purchaser has provided to the Company representations of itself and, if applicable, its broker reasonably satisfactory to its counsel and transfer agent that such Shares may be delegended), the Company will, no later than two (2) Business Days following the delivery by a Purchaser to the Company (with written notice to the Company) of a book-entry notation representing the Purchaser's Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in the form necessary to affect the reissuance and/or transfer) and an opinion of counsel to the extent required by Section 7(a)(i) (such date, the "**Legend Removal Date**"), deliver or cause to be delivered to the Purchaser a book-entry notation free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Section 7(a)(ii). Book-entry notations subject to legend removal hereunder may be transmitted by the transfer agent to the Purchasers by crediting the account of the Purchaser's prime broker with DTC as directed by such Purchaser.

(iii) Irrevocable Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent to issue to the Purchaser (or in such nominee's name(s) as designated by a Purchaser) book-entry notations representing the Shares set forth in Section 1 hereto (the "**Irrevocable Transfer Agent Instructions**"). The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 7(a)(iii) (or instructions that are consistent therewith) will be given by the Company to the transfer agent in connection with this Agreement (other than those instructions contemplated in Section 3(b)) and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and applicable law. The Company acknowledges that a breach by it of its obligations under this Section 7(a)(iii) will cause irreparable harm to the Purchaser. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 7(a)(iii) will be inadequate and agrees, in the event of a breach by the Company of the provisions of this Section 7(a)(iii), that the Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

(b) Furnishing of Information. In order to enable the Purchaser to sell the Securities under Rule 144, for a period of twelve (12) months from the Closing, the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During such twelve (12)-month period, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the

Purchaser and make publicly available in accordance with Rule 144(c)(2) such information as is required for the Purchaser to sell the Securities under Rule 144.

(c) Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security of the Company that will be integrated with the offer or sale of the Securities hereunder in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchaser, or that will be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

(d) Securities Law Disclosure; Publicity. The Company shall, by 9:00 A.M., New York City time, on the first Business Day immediately following the date of this Agreement (the "**Disclosure Time**"), issue a press release or file with the SEC a Current Report on Form 6-K (the "**Disclosure Document**") disclosing all material terms of the Transaction Documents and the transactions contemplated hereby and thereby, the transaction and any other material, nonpublic information that the Company or any of its representatives, affiliates, officers, directors, or employees or agents, has provided to the Purchaser or any of Purchaser's affiliates, attorneys, agents or representatives at any time prior to the issuance or filing of the Disclosure Document. Upon the issuance of the Disclosure Document, Purchaser and Purchaser's affiliates, attorneys, agents and representatives shall not be in possession of any material, non-public information received from the Company, any subsidiary of the Company or any of their respective representatives, affiliates, officers, directors, or employees or agents, and including. The Purchaser covenants that until the earlier of (i) the Disclosure Time and (ii) the issuance or filing of the Disclosure Document, it will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Upon the earlier of (i) the Disclosure Time and (ii) the issuance or filing of the Disclosure Document, the Purchaser shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral, with the Company, any subsidiary of the Company or any of their respective representatives, affiliates, officers, directors, employees or agents. The Company understands and confirms that the Purchaser and its affiliates will rely on the foregoing representations in effecting transactions in securities of the Company. Notwithstanding anything in this Agreement to the contrary, the Company (i) shall not publicly disclose the name of Purchaser or any of its affiliates or advisers, or include the name of Purchaser or any of its affiliates or advisers in any press release, without the prior written consent of Purchaser and (ii) shall not publicly disclose the name of Purchaser or any of its affiliates or advisers, or include the name of Purchaser or any of its affiliates or advisers in any filing with the SEC or any regulatory agency or trading market, without the prior written consent of Purchaser, except (A) as required by the federal securities laws, rules or regulations and (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the SEC or regulatory agency or under the regulations of the Principal Trading Market, in which case of clause (A) or (B), the Company shall provide Purchaser with prior written notice (including by e-mail) of such permitted disclosure, and shall reasonably consult with Purchaser regarding such disclosure.

(e) Stockholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an "*Acquiring Person*"

under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, in either case solely by virtue of receiving Securities under the Transaction Documents or under any other written agreement between the Company and the Purchasers; *provided, however*, that no such Purchaser owns any equity in the Company prior to its purchase of the Securities hereunder.

8. **[Reserved].**

9. **Conditions Precedent to Closing.**

(a) Conditions Precedent to the Obligations of the Purchaser to Purchase Securities.

(i) Representations. The representations and warranties of the Company and the Shareholders contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date which shall be true and correct in all material respects as of such date.

(ii) Performance. The Company and the Shareholders shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(iii) No injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(iv) Consents. The Company and the Shareholders shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities, all of which shall be and remain so long as necessary in full force and effect.

(v) Adverse Changes. Since the date hereof, no event or series of events shall have occurred that has had or would reasonably be expected to have a material adverse effect on the transactions contemplated by the Transaction Documents.

(vi) Closing of Asset Purchase Agreement. The Company and the Purchaser shall close the transactions contemplated by the Asset Purchase concurrently with the Closing.

(vii) No Suspensions of Trading in Class A Shares. The Class A ordinary shares of the Company (the "**Class A Shares**") shall not have been suspended, as of the Closing Date, by the SEC or Nasdaq from trading on Nasdaq nor shall suspension by the SEC or Nasdaq have been threatened, as of the Closing Date, either (A) in writing by the SEC or Nasdaq or (B) by falling below the minimum listing maintenance requirements of the Nasdaq.

(b) Conditions Precedent to the Obligations of the Shareholders to Sell Securities.

(i) Representations and Warranties. The representations and warranties made by the Purchaser contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made, and as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date.

(ii) Performance. The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchaser at or prior to the Closing Date.

(iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

10. **[Reserved]**

11. **Miscellaneous.**

(a) Representations and Warranties. Purchaser acknowledges that the Company will rely on the acknowledgments, understandings, agreements, representations and warranties made by Purchaser contained in this Agreement. Prior to the Closing, Purchaser agrees to promptly notify the Shareholders if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate in all material respects.

(b) Reliance. Each of the Company, the Shareholders and the Purchaser is entitled to rely upon this Agreement and is irrevocably authorized to produce this Agreement or a copy hereof to any interested party in any administrative or legal Proceeding or official inquiry with respect to the matters covered hereby.

(c) Fees and Expenses. The Company, the Shareholders and the Purchaser shall each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement. The Shareholders shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to the Purchasers.

(d) Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Shareholders, the Company and the Purchaser will execute and deliver to the other such further

documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

(e) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via electronic mail (provided the sender receives a machine-generated confirmation of successful transmission) at the electronic mail address specified in this Section 11(e) prior to 5:00 P.M., New York City time, on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via electronic mail at the electronic mail address specified in this Section 11(e) on a day that is not a Business Day or later than 5:00 P.M., New York City time, on any Business Day, (c) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, and (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:

SKK HOLDINGS LIMITED
27 First Lok Yang Road
Singapore 629735
Telephone No.: +65 6334 3831
Email: sze@skkworks.com.sg
Attention: Sze Koon Kiat

With a copy (which shall not constitute notice) to:

TroyGould
1801 Century Park East, Suite 1600
Los Angeles, CA 90067
Telephone No.:818 469 4200
Email: dficksman@troygould.com
Attention: David Ficksman,Esq.

If to the Purchaser:

Rantizo, Inc.
211 Highland Cross Dr.
Houston TX 77073
E-mail: marianne.m@rantizo.com
Attention: Marianne McInerney

With a copy (which shall not constitute notice) to:

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004
Email: billotti@sewkis.com
Attention: Keith J. Billotti

If to a Shareholder:

At the address included on such Shareholder's signature page below.

(f) Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company, the Shareholders and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(g) Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(h) Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution to all stockholders of the Company payable in shares of Class A Shares (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly ordinary shares of the Company), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

(i) Governing Law; Forum.

(j) The internal laws of the State of Delaware, without regard to conflicts or choice of law principles, will govern the validity of this Agreement, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto. The courts of the United States and of the State of Delaware, located in State of Delaware shall have exclusive jurisdiction in any action to enforce, interpret or construe any provision hereof. Each party to this Agreement hereby expressly waives all rights to trial by jury in any suit, action or proceeding arising under this Agreement and/or the transactions contemplated hereby

(k) Further Assurances. At any time and from time to time after the Closing, at Purchaser's reasonable request, the Shareholders shall promptly execute and deliver such

instruments of sale, transfer, conveyance, assignment and confirmation, and take such other action, as Buyer may reasonably request to more effectively transfer, convey and assign to Purchaser, and to confirm Purchaser's title to, all of the Securities to be transferred pursuant to this Agreement, and to carry out the purpose and intent of this Agreement.

(l) Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

[Signature Pages Follow]

The undersigned has executed this Agreement as of the date first set forth above.

THE COMPANY:
SKK HOLDINGS LIMITED

By: ________________________
Name: Sze Koon Kiat
Title: CEO

PURCHSER:
RANTIZO, INC.

By: ________________________
Name: Marianne McInerney
Title: Authorized Signatory

The undersigned has executed this Agreement as of the date first set forth above.

SHAREHOLDERS:

LIAO XIAOYAN

By: ______________________________
Name: Liao Xiaoyan

NG CHUN SEONG

By: ______________________________
Name: Ng Chun Seong

TANG TECK SHEN

By: ______________________________
Name: Tang Teck Shen

SCHEDULE A

Shareholder	Address	Class B Ordinary Shares	Number of Class A Ordinary Shares the Class B Ordinary Shares are convertible into	Class B and Class A Ordinary Shares to be beneficially owned following this transaction
Liao Xiaoyan	53 Seletar Hills Drive Selestar Hills Estate Singapore 807068	782,372	782,372	0
Ng Chun Seong	Blk 209 Boon Lay Place #02-301 Singapore 640209	233,517	233,517	0
Tang Teck Shen	174 Lompang Road #02-63 Singapore 670174	69,375	69,375	0
Total		**1,085,264**	**1,085,264**	**0**

EXHIBIT A

FORM OF INSTRUMENT OF TRANSFER

(see attached)

SKK Holdings Limited

(the "Company")

Transfer of Class B Ordinary Shares

FOR VALUE RECEIVED, we [name] of [address] (the "Transferor") hereby transfers unto [name] of [address] (the "Transferee") the [   ] class B ordinary shares in the Company standing in our name.

Signed by [name]
For and on behalf of
the Transferor

____

In the presence of:

____

WITNESS
Dated:

Signed by the Transferee

____

[   ]

In the presence of:

____

WITNESS
Dated: